UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)

2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2009, at the 2009 annual meeting of stockholders (the “Annual Meeting”) of MasterCard Incorporated (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to Sections 6.1(A) and 6.4(B) of the amended and restated certificate of incorporation of the Company (the “Charter”) to:

•

Increase the potential maximum size of the Board of Directors of the Company to fifteen directors to provide the Board with increased flexibility to appoint and/or nominate for election by stockholders up to three additional directors; and

•

Permit no more than two officers of the Company (in addition to directors elected by the holders of Class M Common Stock) to qualify for election and continued service as a director notwithstanding the fact that such officer may be or have been affiliated with a Member (as defined below) or Similar Person (as defined below) during the prior three years, or otherwise have a material business relationship with a Member or Similar Person.

A “Member” is any person that at the time of the filing of the Charter in June 2007 was, or thereafter shall become, a Class A member or affiliate member of MasterCard International Incorporated (“MasterCard International”) or licensee of any of the Company’s or MasterCard International’s brands or an affiliate of the foregoing, whether or not such person continues to retain such status. A “Similar Person” is any person that is an operator, member or licensee of any general purpose payment card system that competes with the company, or an affiliate of such person.

The Company intends to file a certificate of amendment of the Charter reflecting the Amendment with the Secretary of State of the State of Delaware on or about June 10, 2009. A copy of the certificate of amendment is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

In addition to the approval of the Amendment, at the Annual Meeting the Company’s stockholders also approved the following:

•	the election of Richard Haythornthwaite, David R. Carlucci and Robert W. Selander as Class A Directors, belonging to Class III, and with terms to expire in 2012;
•	the election of Steven J. Freiberg, as a Class M Director and with a term to expire in 2012, and
•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of MasterCard Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: June 9, 2009	By	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel Chief Payment System Integrity & Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of MasterCard Incorporated